UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 11, 2019

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights		The NASDAQ Stock Market LLC

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 11, 2019, the Board of Directors (the “Board”) of Inspired Entertainment, Inc. (the “Company”) amended and restated the Company’s Bylaws (the “Bylaws”), effective immediately, to include certain technical, conforming, modernizing and clarifying changes. The foregoing description is qualified in its entirety by the Bylaws which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On November 11, 2019, the Compensation Committee (the “Committee”) of the Board determined to increase the annual base salary of Carys Damon, the Company’s General Counsel and a member of the Company’s Office of Executive Chairman, from £175,000 to £230,000, effective immediately. In addition, effective November 11, 2019, the Committee determined to award Ms. Damon 25,000 restricted stock units (“RSUs”) under the Company’s 2018 Omnibus Incentive Plan. Each RSU represents a contingent right to receive one share of the Company’s common stock at settlement. Provided the holder has continued to provide services to the Company, the RSUs will vest on December 31, 2021, and will vest on an accelerated basis in the event a change in control occurs and the holder’s employment is terminated without cause within twelve months following such change of control, or upon the holder’s death (subject to the definitions, terms and conditions set forth in an award agreement with the Company). The award is subject to clawback provisions extending for three years following the delivery of the RSUs. For the year ending December 31, 2020, and on a pro rata basis for the year ending December 31, 2019, Ms. Damon will be eligible to receive a cash bonus at a level in line with other members of the Company’s Office of Executive Chairman. Such determinations were made in recognition of Ms. Damon’s expanded role as a member of the Office of Executive Chairman.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Inspired Entertainment, Inc., adopted on November 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2019	INSPIRED ENTERTAINMENT, INC.

	By	/s/ A. Lorne Weil
Name: A. Lorne Weil
Title: Executive Chairman

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